UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

2 AVENUE DE LAFAYETTE, P.O. BOX 5049,

BOSTON, 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Tracie A. Coop	Clifford Chance US LLP
Secretary	31 West 52nd Street
4 Copley Place, 5th Floor	New York, New York 10019-6131
Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 1-800-636-9242

Date of fiscal year end: August 31

Date of reporting period: February 29, 2012

Item 1. Report to Stockholders.

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CHAIRMAN’S STATEMENT

Dear Stockholders,

Much has happened in the six months since you received your last report, including a change in the management of The Taiwan Fund, Inc. (the “Fund”) and the beginning of my tenure as the Fund’s Chairman of the Board of Directors (the “Board”).

In the last Chairman’s statement, we reported that Shifeng Ke had been installed as a temporary portfolio manager, an arrangement scheduled to last until at least November 2011. As per our expectation, Mr. Ke relinquished his role in that month, and the Fund entered into interim arrangements with Martin Currie, Inc. (“Martin Currie”) and APS Asset Management Pte Ltd. (“APS”) to manage the Fund’s portfolio until new arrangements could be put in place.

Just before Christmas, after a lengthy selection process and aided by one of the top global consultants, the Board appointed Martin Currie and APS in the roles of investment adviser and sub-adviser, respectively. The Fund’s stockholders subsequently approved the decision at the Annual Stockholders Meeting on February 23, 2012.

In the case of Martin Currie, this was a reappointment; the firm had been working well with the Fund since May 2010. APS, is a Singapore-based investment manager that specializes in Asia Pacific equities with a particular focus on China and Greater China. The company has an impressive record of generating alpha and boasts a team of analysts based in Singapore and across China, with offices in Beijing, Shanghai and Shenzhen. In total, APS has eight investment professionals involved in its Taiwan investment process. In addition to specialist analysts, experienced co-managers Wong Kok Hoi and James Liu can draw on the expertise of APS macro-economist Dr. Tan Kong Yam, who is also part of the team. Dr. Tan has 29 years investment experience, including roles with the Monetary Authority of Singapore, the Ministry of Trade and Industry, the National University of Singapore and the World Bank office in Beijing. Dr. Tan identifies mid-to-long-term structural and business

2

trends across the region, which the APS investment team uses to inform their investigative company-specific research.

Another key development during the Fund’s semi-annual review period ended February 29, 2012 was the Board’s approval on February 1, 2012 of a discount management program to be implemented following the stockholders meeting on February 23, 2012. Under the new program, the Fund will repurchase its common shares in the open market on any given trading day that the Fund’s shares are trading at a discount of 9% or more to the Fund’s net asset value (“NAV”) from the prior day and there has been a daily average discount of at least 9% from NAV over the previous five-day period ending the prior day. The Fund can buy back up to 10% of its outstanding common shares in each twelve-month period ending August 31. At the same time, the Fund approved in principle a one-time tender offer to repurchase up to 50% of the Fund’s outstanding shares at 99% of NAV, subject to regulatory and other confirmations. It is expected that the tender offer will be launched during the second calendar quarter of 2012.

If there was increased activity surrounding the governance of the Fund, activity was less than normal within the portfolio itself, which, as mentioned, had to be run under the constraints of an interim management agreement for much of the Fund’s semi-annual review period while the necessary changes were put in place. This created a difficult set of conditions for the Fund, which underperformed its benchmark over the six months ended February 29, 2012. However, the Board is confident that the partnership between Martin Currie and APS will be a successful one for the Fund and its investors in the years ahead.

Regarding the Taiwanese market, the outlook remains bright over the longer term. Although its GDP predictions for 2012 have recently been reduced, the Taiwanese government believes the worst is over, and for Western observers, the lowered figure of 3.85% is nevertheless robust! Further, as is described in more detail in the attached Report of the Investment Manager, the victory of President Ma in the recent presidential elections bodes well for the continuing improvement in cross-strait relations — a theme from which the Fund is still positioned to benefit.

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I am optimistic, therefore, on the prospects for better Fund performance in absolute as well as relative terms. On behalf of the Board, I would like to thank you for your continuing support of the Fund.

Lastly, the Board wishes to recognize the many years of service to the shareholders of Harvey Chang who resigned from the Board as Chairman in January. His dedication to the Fund and its shareholders will be missed.

Sincerely,

Joe Rogers

Chairman

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REPORT OF THE INVESTMENT MANAGER

Review

This was, ultimately, a positive period for the Taiwanese market, which rose 3.7% in the six months ended February 29, 2012. Global macroeconomic rather than local concerns were the primary drivers of investor sentiment. Chief among these was the ongoing eurozone debt crisis, and the world’s markets went up or down in accordance with the latest developments in Europe. The market lost ground in the first three months of the Fund’s semi-annual review period (-14.6%), reaching a low in mid-December, before going on to rally throughout January and February as sentiment on Europe and economic data from the U.S. improved. Also helping Taiwanese equities was the National Stabilization Fund’s indication that it had allocated NT$500 billion to support the market.

As you are no doubt aware, this was a time of transition for the Fund as the adviser selection process took place. After a vote by stockholders in February, Martin Currie with APS assumed long-term management responsibilities, having run the Fund under an interim management agreement since November 10, 2011. Over the review period as a whole, the Fund substantially underperformed the Taiwan Stock Exchange Index (“TAIEX”), falling 4.9%*. The largest detractors from relative performance were not holding electronics manufacturers Hon Hai Precision Industry Co., Ltd. and Taiwan Semiconductor Manufacturing Co., Ltd. Of stocks held, consumer stocks Far East Department Stores, Ltd. and President Chain Store Corp. were negative contributors to returns, as was PC Home Online.

On the positive side, not holding Chunghwa Telecom made the most significant contribution to relative returns. The Fund’s relative performance was also boosted by avoiding touch-screen manufacturer TPK and telecoms company Taiwan Mobile. Of stocks held, commodities-retailer Ruentex Development Co., Ltd. and recent purchase First Steamship Co., Ltd. were the most significant positive contributors.

The previous manager established a number of new positions during the earlier part of the Fund’s semi-annual review period ended February 29, 2012. These included GeoVision, Inc. (a surveillance-system provider which has enjoyed a recovery in

5

sales to the European and U.S. markets), Acter Co., Ltd. (a constructor of electrical and bio-medical facilities, which aims to grow its businesses across Taiwan and China), Yung Shin Global Holding Corp. (a pharmaceutical manufacturer, which has made a breakthrough in the U.S. market and has a stable business in Taiwan), WT Microelectronics Co., Ltd., (Asia’s second-largest distributor of IC components), and First Steamship Co., Ltd. (which owns 50% of Grand Ocean, a leading operator of department stores in mainland China’s second- and third-tier cities).

On the sales side, positions closed included Powercom Co., Ltd., Globe Union Industrial Corp., Continental Holdings Corp., CHIPBOND Technology Corp., Shin Kong Financial Holding Co., Ltd., Gourmet Master Co., Ltd., Clevo Co., Jih Sun Financial Holding and Wah Lee Industrial Corp.

Outlook

Since President Ma was elected in 2008, there has been an unprecedented transformation in cross-strait relations, as he had promised. Sixteen agreements were signed to increase business and civilian interactions, mainland tourists were allowed to visit the island in groups or individually, and more than 500 direct flights a week now fly between Taiwan and the mainland. Restrictions abound, however, for many of the deals, and trade liberalization still has a long way to go. Politics was a key reason why President Ma was unable to push many policies to their full extent, so it was significant that President Ma was re-elected by a larger-than-expected margin, with more than 50% of the votes. This was an implicit endorsement from the majority of the population for his mainland policies, and it is reasonable to hope that this will give President Ma the confidence to further open mainland ties and expand his policies. This already appears to be taking place as he has appointed Sean Chen, the former vice premier and finance veteran, as the new premier. Christina Liu, currently head of the cabinet-level economic planning unit, has been picked to be finance minister.

The recent flood of liquidity has lifted all stocks, especially those that had experienced the most severe corrections towards the end of the 2011 calendar year. In addition, fund managers with high

6

cash positions are feeling compelled to pick high-beta stocks in an attempt to catch up after underperforming in the earlier leg of the rally. Retail investors are becoming more risk-tolerant again as share prices escalate. In this environment, fundamentals have, to some extent, taken a back seat in share-price movements. However, with the results season coming, fundamentals should start to reassert themselves to the benefit of evidence-based funds like this one.

Sincerely,

Wong Kok Hoi

Co-Portfolio Manager

James Liu

Co-Portfolio Manager

*	Returns for the Fund are historical total returns that reflect changes in NAV per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

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ABOUT THE PORTFOLIO MANAGERS (unaudited)

Wong Kok Hoi — Co-Portfolio Manager of the Fund

Wong Kok Hoi, is the chairman and chief investment officer at APS. He has 30 years of investment experience in Asian Pacific equity markets. He co-manages the APS Greater China, Taiwan and Asian accounts and is based in Singapore. Prior to the setting up of APS, Kok Hoi worked as Senior Investment Officer, Asia Pacific Equities Department, of the Government of Singapore Investment Corporation (GIC) from 1981 to 1985. He then joined Citicorp Investment Management HK as Vice-President and was promoted to CIO of Cititrust, Japan. Kok Hoi, a Japan Mombusho scholar, obtained his B. Commerce (Honors) degree from Hitotsubashi University. He also attended the Harvard University’s Investment Appraisal and Management Program and is a CFA Holder.

James Liu — Co-Portfolio Manager of the Fund

APS’s lead China portfolio manager, Deputy Chairman and Deputy Chief Investment Officer is James Liu. James is the portfolio manager of the China ‘A’ Share accounts and co-manager of Greater China and Taiwan accounts. Prior to joining APS in January 1996, he was senior manager at Shanghai International Securities, the then largest stock broking firm and investment bank in China. He has 20 years of investment experience in Greater China markets and has successfully managed money in the last 10 years. James is based in Shanghai and Singapore.

APS Taiwan Team

In total, APS has eight investment professionals involved investing in Taiwan. As well as the experience of the co-managers, APS has one dedicated Taiwan analyst who has been covering the region for seven years and one specialist tech analyst who covers both Taiwan and Korea.

The APS macro-economist Dr. Tan Kong Yam is also part of the team. Dr. Tan has 29 years investment experience including roles with the Monetary Authority of Singapore, Ministry of Trade and Industry, The National University of Singapore and the World bank Office in Beijing. Dr. Tan identifies and verifies mid-to-long-term structural and business trends across the region for the investment team to take into their investigative company specific research.

8

PORTFOLIO SNAPSHOT*

Top Ten Equity Holdings
HOLDINGS AS OF FEBRUARY 29, 2012%
WT Microelectronics Co., Ltd.	4.7
President Chain Store Corp.	4.4
Ruentex Development Co., Ltd.	3.7
Mercuries & Associates, Ltd.	3.6
KGI Securities Co., Ltd.	3.5
Chinatrust Financial Holding Co., Ltd.	3.4
Yuanta Financial Holding Co., Ltd.	3.3
Uni-President Enterprises Corp.	3.1
First Steamship Co., Ltd.	3.1
YungShin Global Holding Corp.	3.1

Top Ten Industry Weightings
WEIGHTINGS AS OF FEBRUARY 29, 2012%
Financial and Insurance	18.2
Trading and Consumers’ Goods	16.1
Building Material and Construction	9.8
Healthcare	7.9
Shipping and Transportation	5.8
Electronic Products Distribution	4.7
Communications and Internet	4.0
Food	3.1
Iron and Steel	3.0
Textile	3.0

*	Percentages based on net assets.

Top Ten Equity Holdings
HOLDINGS AS OF AUGUST 31, 2011%

President Chain Store Corp.	4.8
Chinatrust Financial Holding Co., Ltd.	3.5
Far Eastern Department Stores, Ltd.	3.4
Mercuries & Associates, Ltd.	3.1
Nan Ya Plastics Corp.	3.0
Fubon Financial Holding Co., Ltd.	2.9
Tung Ho Steel Enterprise Corp.	2.9
SinoPac Financial Holdings Co., Ltd.	2.9
KGI Securities Co., Ltd.	2.8
Uni-President Enterprises Corp.	2.7

Top Ten Industry Weightings
WEIGHTINGS AS OF AUGUST 31, 2011%

Trading and Consumers’ Goods	19.8
Financial and Insurance	19.6
Building Material and Construction	6.8
Plastic	6.5
Electronic Products Distribution	5.0
Healthcare	4.5
Communications and Internet	3.6
Food	3.2
Other Electronic	3.0
Iron and Steel	2.9

9

INDUSTRY ALLOCATION

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets as of February 29, 2012. The pie chart illustrates the allocation of the investment by sector. A complete list of holdings as of February 29, 2012 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

10

SCHEDULE OF INVESTMENTS/FEBRUARY 29, 2012

(SHOWING PERCENTAGE OF NET ASSETS) (unaudited)

	SHARES	US $ VALUE (NOTE 2)

COMMON STOCKS — 89.3%
CEMENT — 1.1%
Cement Industry — 1.1%
Wei Mon Industry Co., Ltd.	6,433,854	3,720,762

TOTAL CEMENT		3,720,762

CONSTRUCTION — 9.8%
Building Material and Construction Industry — 9.8%
Acter Co., Ltd.	941,179	3,778,035
Goldsun Development & Construction Co., Ltd.	11,314,980	4,888,429
Hung Poo Real Estate Development Corp.	4,929,873	4,913,773
King’s Town Construction Co., Ltd. #	4,261,680	3,682,361
Ruentex Development Co., Ltd.	9,598,082	12,782,858
Taiwan Land Development Corp.*	8,177,799	3,533,067

TOTAL CONSTRUCTION		33,578,523

ELECTRIC AND MACHINERY — 2.2%
Electric Machinery Industry — 2.2%
Good Friend International Holdings, Inc., TDR #	4,145,000	2,516,950
Yungtay Engineering Co., Ltd.	3,274,000	5,173,401

TOTAL ELECTRIC AND MACHINERY		7,690,351

ELECTRONICS — 17.5%
Communications and Internet Industry — 4.0%
HTC Corp.	298,000	6,700,844
Wistron NeWeb Corp.	3,117,000	7,072,523

		13,773,367

Computer and Peripheral Equipment Industry — 2.4%
Advantech Co., Ltd.	2,426,100	8,170,632

Electronic Parts/Components Industry — 1.5%
Taiflex Scientific Co., Ltd.	3,452,821	4,968,510

Electronic Products Distribution Industry — 4.7%
WT Microelectronics Co., Ltd.	10,908,556	16,198,070

Optoelectronics Industry — 1.2%
GeoVision, Inc.	989,000	4,188,682

Other Electronic Industry — 2.6%
Aurora Corp. #	4,060,000	7,278,610
Tatung Co., Ltd.*	4,770,897	1,609,991

		8,888,601

Semiconductor Industry — 1.1%
MPI Corp.	1,448,000	3,925,895

TOTAL ELECTRONICS		60,113,757

	SHARES	US $ VALUE (NOTE 2)

FINANCE — 18.2%
Financial and Insurance Industry — 18.2%
China Life Insurance Co., Ltd.	5,193,784	5,397,677
Chinatrust Financial Holding Co., Ltd.	17,223,268	11,718,103
Fubon Financial Holding Co., Ltd.	7,716,706	9,082,801
KGI Securities Co., Ltd.	26,527,658	11,911,998
SinoPac Financial Holdings Co., Ltd.	28,093,205	10,512,493
Union Bank of Taiwan #*	7,507,000	2,719,743
Yuanta Financial Holding Co., Ltd.*	19,238,900	11,355,113

TOTAL FINANCE		62,697,928

FOODS — 3.1%
Food Industry — 3.1%
Uni-President Enterprises Corp.	6,996,000	10,721,520

TOTAL FOODS		10,721,520

HEALTHCARE — 7.9%
Healthcare Industry — 7.9%
Excelsior Medical Co., Ltd.	3,133,729	7,632,841
Pacific Hospital Supply Co., Ltd.	1,223,142	3,823,879
St. Shine Optical Co., Ltd.	392,000	4,947,340
YungShin Global Holding Corp. #	7,239,000	10,638,345

TOTAL HEALTHCARE		27,042,405

PLASTICS — 1.6%
Plastic Industry — 1.6%
Yem Chio Co., Ltd. #	5,979,833	5,461,917

TOTAL PLASTICS		5,461,917

STEEL AND IRON — 3.0%
Iron and Steel Industry — 3.0%
Tung Ho Steel Enterprise Corp.	10,099,000	10,443,924

TOTAL STEEL AND IRON		10,443,924

TEXTILES — 3.0%
Textile Industry — 3.0%
Far Eastern New Century Corp.	4,216,836	5,415,212
Makalot Industrial Co., Ltd.	1,828,000	4,844,237

TOTAL TEXTILES		10,259,449

TRANSPORTATION — 5.8%
Shipping and Transportation Industry — 5.8%
Farglory F T Z Investment Holding Co., Ltd. #*	9,624,000	6,842,482
First Steamship Co., Ltd.	6,775,000	10,682,448
Taiwan High Speed Rail Corp. #*	12,597,600	2,464,152

TOTAL TRANSPORTATION		19,989,082

The accompanying notes are an integral part of the financial statements.	11

SCHEDULE OF INVESTMENTS/FEBRUARY 29, 2012 (unaudited) (continued)

	SHARES	US $ VALUE (NOTE 2)

WHOLESALE AND RETAIL — 16.1%
Trading and Consumers’ Goods Industry — 16.1%
Far Eastern Department Stores, Ltd.	6,953,070	9,591,339
Mercuries & Associates, Ltd. #	10,576,169	12,232,608
PC Home Online	1,071,588	6,379,368
President Chain Store Corp.	2,840,000	15,023,132
Taiwan Tea Corp.	8,231,000	4,452,065
Test-Rite International Co., Ltd. #	10,622,000	7,497,840

TOTAL WHOLESALE AND RETAIL		55,176,352

TOTAL COMMON STOCKS (Cost — $256,204,167)		306,895,970

TOTAL INVESTMENTS — 89.3% (Cost — $256,204,167)		306,895,970

OTHER ASSETS AND LIABILITIES, NET — 10.7%		36,939,007

NET ASSETS—100.0%		343,834,977

Legend:

TDR – Taiwan Depositary Receipt

US $ – United States Dollar

#	Illiquid security. At February 29, 2012, the value of these securities amounted to $61,335,008 which represented 17.8% of net assets.
*	Non-income producing.

12	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2012 (unaudited)

Assets:
Investments in securities, at value (cost $256,204,167) (Notes 2 and 3)		$306,895,970
Cash		28,697,114
Cash in New Taiwan dollars (cost $8,459,473)		8,500,228
Prepaid expenses		9,839

Total assets		344,103,151

Liabilities:
Accrued management fees (Note 4)	$219,863
Other payables and accrued expenses	48,311

Total liabilities		268,174

Net Assets		$343,834,977

Net Assets Consist of:
Paid in capital		$309,518,191
Accumulated undistributed net investment loss		(6,421,241)
Accumulated net realized loss on investments in securities and foreign currency		(9,994,531)
Net unrealized appreciation on investments in securities and foreign currency		50,732,558

Net Assets		$343,834,977

Net Asset Value, per share ($343,834,977/18,576,090 shares outstanding)		$18.51

STATEMENT OF OPERATIONS

For the Six Months Ended February 29, 2012 (unaudited)

Investment Income:
Dividends		$459,750
Interest		20

		459,770
Less: Taiwan withholding tax (Note 2)		(76,053)

Total investment income		383,717
Expenses:
Management fees (Note 4)	$1,346,054
Custodian fees	273,412
Directors’ and officers’ fees and expenses	229,317
Administration and accounting fees	151,272
Taiwan stock dividend tax (Note 2)	127,291
Legal fees	109,590
Delaware franchise tax	50,602
Audit fees	38,894
Compliance services fees	32,388
Shareholder communications	30,773
Insurance fees	29,844
Transfer agent fees	8,677
Miscellaneous	18,867

Total expenses		2,446,981

Net Investment Loss		(2,063,264)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(9,717,249)
Foreign currency transactions	698,258

		(9,018,991)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,902,849)
Foreign currency translations	47,623

		(9,855,226)

Net realized and unrealized loss		(18,874,217)

Net Decrease in Net Assets Resulting From Operations		$(20,937,481)

The accompanying notes are an integral part of the financial statements.	13

FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2012	Year Ended August 31, 2011
	(unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,063,264)	$2,637,743
Net realized gain (loss) on investments and foreign currency transactions	(9,018,991)	63,924,705
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(9,855,226)	6,708,278

Net increase (decrease) in net assets resulting from operations	(20,937,481)	73,270,726

Distributions to shareholders from:
Net investment income	—	(1,513,500)
Net realized gains	(10,411,965)	—

Total distributions to shareholders	(10,411,965)	(1,513,500)

Capital stock transactions:
Reinvestment of distributions from net investment income and net realized gains (876 and 102 shares, respectively)	12,827	2,010

Increase (decrease) in net assets	(31,336,619)	71,759,236

Net Assets
Beginning of period	375,171,596	303,412,360

End of period	343,834,977	375,171,596

Accumulated undistributed net investment loss included in end of period net assets	$(6,421,241)	$(4,357,977)

14	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS (continued)

STATEMENT OF CASH FLOWS

For the Six Months Ended February 29, 2012 (unaudited)

Increase (Decrease) in cash –
Cash flows from operating activities:
Net decrease in net assets from operations	$(20,937,481)
Adjustments to reconcile net decrease in net assets from operations to net cash received from operating activities:
Purchase of investment securities	(57,221,321)
Proceeds from disposition of investment securities	67,431,215
Proceeds from foreign cash transactions	745,881
Decrease in dividends receivable	2,969,767
Decrease in receivables for securities sold	501,800
Decrease in prepaid expenses	29,844
Decrease in payable for securities purchased	(2,273,765)
Decrease in accrued management fees	(43,647)
Decrease in Taiwan stock dividend tax payable	(454,784)
Decrease in accrued directors’ and officers’ fees and expenses	(3,320)
Decrease in other payables and accrued expenses	(197,688)
Unrealized appreciation (depreciation) on investment securities	9,902,849
Unrealized appreciation (depreciation) on assets and liabilities denominated in foreign currencies	(47,623)
Net realized gain on foreign currency transactions	(698,258)
Net realized loss from investment securities	9,717,249

Net cash received from operating activities	9,420,718

Cash flows from financing activities:
Cash distributions paid	(10,399,138)

Net cash used in financing activities	(10,399,138)

Net decrease in cash	(978,420)
Cash:
Beginning of period	38,175,762

End of period	$37,197,342

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $12,827.

The accompanying notes are an integral part of the financial statements.	15

FINANCIAL STATEMENTS (continued)

FINANCIAL HIGHLIGHTS

	Six Months Ended February 29, 2012		Year Ended August 31,
			2011	2010^	2009	2008	2007
	(unaudited)
Selected Per Share Data
Net asset value, beginning of period	$20.20		$16.33	$13.84	$15.71	$23.73	$17.39

Income from Investment Operations:
Net investment income (loss)(a)	(0.11)		0.14	0.16	0.18	0.27	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.02)		3.81	2.40	(1.88)	(4.91)	6.18

Total from investment operations	(1.13)		3.95	2.56	(1.70)	(4.64)	6.34

Less Distributions to Shareholders from:
Net investment income	—		(0.08)	(0.07)	(0.04)	(0.43)	—
Net realized gains	(0.56)		—	—	—	(2.76)	—
Distribution in excess of net investment income	—		—	—	(0.13)	—	—

Total distributions to shareholders	(0.56)		(0.08)	(0.07)	(0.17)	(3.19)	—

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock divdend	—		—	—	—	(0.19)	—

Net asset value, end of period	$18.51		$20.20	$16.33	$13.84	$15.71	$23.73

Market value, end of period	$17.18		$18.09	$14.67	$12.14	$14.32	$21.43

Total Return
Per share net asset value(b)	(4.86)	%†	24.21%	18.56%	(10.29)%	(21.03)%	36.46%
Per share market value(b)	(1.39)	%†	23.82%	21.42%	(13.68)%	(20.29)%	35.38%
Ratio and Supplemental Data:
Net assets, end of period (000s)	$343,835		$375,172	$303,412	$257,062	$291,877	$388,316
Ratio of expenses before fee waiver(c)	1.53	%(d)	1.43%	1.49%	1.79%	1.97%	1.94%
Ratio of expenses before fee waiver, excluding stock dividend tax expense	1.45	%(d)	1.28%	1.40%	1.66%	1.87%	1.82%
Ratio of expenses after fee waiver	1.53	%(d)	1.43%	1.49%	1.63%	1.71%	1.82%
Ratio of net investment income (loss)	(1.29)	%(d)	0.71%	1.03%	1.61%	1.35%	0.80%
Portfolio turnover rate	19	%†	54%	101%	109%	85%	78%

(a)	Based on average shares outstanding during the period.
(b)	Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.
(c)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(d)	Annualized.
^	As of May 8, 2010, Martin Currie Inc. succeeded HSBC Global Asset Management (Taiwan) Limited (“HSBC”) as the Fund’s investment adviser.
†	Not annualized.

16	The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

1.  Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment fund.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

2.  Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and have determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation.    All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s NAV per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market

17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

2.  Significant Accounting Policies – continued

participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$306,895,970	$—	$—	$306,895,970

Total	$306,895,970	$—	$—	$306,895,970

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. As of February 29, 2012, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels on August 31, 2011.

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Repurchase Agreements.    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.    The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions.    A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or

18

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

2.  Significant Accounting Policies – continued

depreciation on Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 29, 2012 the Fund had no open Forwards.

Indemnification Obligations.    Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.     As a qualified regulated investment Fund under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment Fund taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and foreign jurisdictions where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.    Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.    The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are

19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

2.  Significant Accounting Policies – continued

determined in accordance with income tax regulations, which may differ from U.S. GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, post October loss deferrals and capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions.    Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3.  Purchases and Sales of Securities

For the six months ended February 29, 2012, purchases and sales of securities, other than short-term securities, aggregated $57,221,321 and $67,929,481, respectively.

4.  Management Fees and Other Service Providers

Management Fee.    As the Fund’s investment adviser, Martin Currie, Inc., (“Martin Currie”) receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

For the period ended February 29, 2012 the management fee was equivalent to an annual rate of 0.84%, of average net assets.

Martin Currie has entered into a sub-advisory agreement with APS Asset Management Pte Ltd. (“APS”), subject to supervision by Martin Currie and the Board. APS receives compensation for its services from Martin Currie, not from the Fund.

Administration Fees.    State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses.    The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors and officers for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers.    Pursuant to a Compliance Services Agreement, Foreside Compliance Services, LLC (“FCS”) provides the Fund with a Chief Compliance Officer. FCS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Martin Currie pays FMS customary fees for its services pursuant to a Treasury Services Agreement between the Fund and FMS. Neither FCS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the Fund’s investment policies or which securities are purchased or sold by the Fund.

20

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

4.  Management Fees and Other Service

     Providers – continued

General.    Certain directors and officers of the Fund may also be directors or employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5.  Fund Shares

At February 29, 2012, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 18,576,090 were issued and outstanding. On January 9, 2012, the Fund issued 876 shares of its common stock, valued at $12,827, to shareholders participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

6.  Federal Tax Information

The tax character of distributions made by the Fund during the year ended August 31, 2011 is as follows:

Year Ended August 31, 2011
Ordinary Income	$1,513,500

Total	$1,513,500

On December 28, 2011, the Fund distributed $10,411,965 from long term capital gain to shareholders of record.

Net unrealized appreciation of the Fund’s investment securities was $50,691,803 of which $59,674,318 related to appreciated investment securities and $(8,982,515) related to depreciated investment securities. In addition, as of August 31, 2011, the Fund had fully utilized capital loss carryforwards from prior years of $43,053,037.

21

OTHER INFORMATION (unaudited)

Federal Tax Information.    The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2011, the total amount of foreign taxes paid that will be passed through to its shareholders and foreign source income for information reporting purposes will be $1,206,067 (representing taxes withheld plus taxes on stock dividends) and $9,706,385, respectively.

Results of the Annual Meeting of Stockholders held on February 23, 2012:

1. Election of Directors – The stockholders of the Fund elected Michael F. Holland, Joe O. Rogers, Bing Shen, M. Christopher Canavan, Jr. and Anthony Kai Yiu Lo to the Board to hold office until their successors are elected and qualified.

	For	Withheld
Michael F. Holland	10,115,559	4,613,423
Joe O. Rogers	3,387,485	11,341,497
Bing Shen	9,881,525	4,847,457
M. Christopher Canavan, Jr.	3,430,069	11,298,913
Anthony Kai Yiu Lo	3,374,257	11,354,725

2. Approval of the proposed Investment Advisory and Management Agreement and Sub-Advisory Agreement – The stockholders of the Fund approved the Investment Advisory and Management Agreement between the Fund and Martin Currie and the proposed Sub-Advisory Agreement between Martin Currie and APS.

For	Against	Abstain	Non-votes
12,353,463	403,861	13,016	1,958,642

Share Repurchase Program

The Fund’s Board, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund’s outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 29, 2012 no shares have been repurchased by the Fund.

On February 1, 2012, the Fund announced that the Board has voted to approve a Discount Management Program (the “Program”). Under the policy of the new Program, the Fund will repurchase its common shares in the open market on any given trading day that the Fund’s shares are trading at a discount of 9% or more to the Fund’s net asset value from the prior day and there is a daily average discount of 9% or more from net asset value over the previous five-day period ending the prior day. On each day that shares are repurchased, the Fund will repurchase its shares to the maximum extent permitted by law unless Fund management determines that such a repurchase would be detrimental to the Fund and its shareholders. Under the Program, the Fund is authorized to repurchase in each twelve month period ending August 31, up to 10% of its common shares outstanding as of August 31 the prior year.

22

OTHER INFORMATION (unaudited) (continued)

The Program is intended to enhance shareholder value, as repurchases made at a discount have the effect of increasing the net value per share of the Fund’s remaining shares. There is no assurance that the market price of the Fund’s shares, either absolutely or relative to net asset value, will increase as a result of any share repurchases. These repurchases may be suspended at any time or from time to time without prior notice.

One-Time Tender Offer

On February 1, 2012, the Fund announced that the Board has voted to approve in principle a one-time tender offer program (the “Tender Offer”), to repurchase up to 50% of the Fund’s outstanding shares at 99% of NAV, subject to regulatory and other confirmations. It is expected that the Tender Offer will be launched during the second calendar quarter of 2012. The Tender Offer, if made, will be made on the terms and subject to the conditions to be determined by the Board and set forth in an Offer Notice and related Letter of Transmittal.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

☐  Information it receives from shareholders on applications or other forms;

☐  Information about shareholder transactions with the Fund, its affiliates, or others; and

☐  Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

23

OTHER INFORMATION (unaudited) (continued)

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of March 16, 2012, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

Board Deliberations regarding Approval of Investment Advisory and Sub-Advisory Agreements

General Background

On January 5, 2012, the Board, all of whom are Independent Directors, voted to approve and recommend to shareholders approval of the proposed Investment Advisory and Management Agreement between the Fund and Martin Currie and the proposed Sub-Advisory Agreement between Martin Currie and APS (collectively, the “Proposed Agreements”). The Proposed Agreements, if approved, would replace the interim Investment Advisory and Management Agreement dated November 9, 2011 between the Fund and Martin Currie and the interim Sub-Advisory Agreement dated November 10, 2011 between Martin Currie and APS (the “Current Agreements”). The Fund’s stockholders approved the Proposed Agreements on February 23, 2012.

Under the terms of the Current Agreements, Martin Currie is entitled to receive fees for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million. From that fee, Martin Currie is responsible for the payment of the fee to APS. APS is entitled to receive fees for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.45% on the first $150 million in total net assets under management, 0.40% on the next $150 million in total net assets under management and 0.35% on total net assets under management over $300 million. Under the terms of the Proposed Agreements, Martin Currie is entitled to receive the same fee rate payable under the Current Agreements. Under the Proposed Agreements, APS is entitled to receive fees at the annual rate of 0.50% on the total net assets under management.

Approval Process

At its meeting on July 29, 2011, in anticipation of a change in the personnel at Martin Currie who were managing the Fund’s portfolio (the “Former Portfolio Managers”), the Board, all of whom are Independent Directors, determined that it

24

OTHER INFORMATION (unaudited) (continued)

would be appropriate for the Board to review the arrangements for the management of the Fund’s assets and consider engaging a different investment adviser for the Fund. At that time, the Board appointed a committee (the “Committee”) to oversee the process of reviewing alternative investment advisers. The Committee retained a consultant to assist the Committee in identifying appropriate candidates to serve as investment adviser for the Fund and in preparing a request for proposal to be sent to the candidates. Initially, six candidates were identified, based on the Committee’s knowledge of candidates that had experience managing portfolios consisting of Taiwan equity securities and advice from the consultant. The consultant then evaluated the six candidates based on a number of factors and reported on its evaluation to the Board. After reviewing the consultant’s report,, the Board decided that three of those candidates (as well as the investment management firm established by the Former Portfolio Managers (collectively, the “Candidates”) should make a presentation at the October 26, 2011 meeting of the Board. In advance of that meeting, the Directors discussed the consultant’s evaluation of the Candidates that it had reported on.

At the Board meeting on October 26, 2011, with all Directors present, each of the Candidates made a presentation to the Board and responded to questions from the Board. Following the presentations, the Board discussed the relative merits of each Candidate and determined that further information should be requested from the candidates. The Board determined that it would be appropriate to enter into interim arrangements with Martin Currie and APS while the Board continued to consider permanent arrangements for the management of the Fund. At the Board meeting on October 26, 2011, the Board approved the Current Agreements with Martin Currie and APS on an interim basis. At the Board meeting held on January 5, 2012, the Board concluded its review of potential candidates for investment adviser with the selection of Martin Currie and APS, approved the Proposed Agreements and agreed to submit the Proposed Agreements for approval by the Fund’s stockholders at the next annual stockholders meeting in February 2012. At the Board meeting held on January 17, 2012, the Board confirmed its approval of the Proposed Agreements.

In making this selection, the Board noted Martin Currie’s experience in providing services to the Fund and the approach of APS in providing investment management services, as well as APS’ superior performance record in providing those services. The Board also noted that the advisory fee agreed to by Martin Currie and APS compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the China region. The Board also considered the terms and conditions of the Proposed Agreements and the nature, scope and quality of services that Martin Currie and APS are expected to provide to the Fund, including compliance services. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors. In addition, the Fund’s Chief Compliance Officer reviewed information regarding the compliance programs of each Martin Currie and APS. Throughout the process, the Board and the Committee were advised by counsel.

Nature, Extent and Quality of the Services provided by the Adviser and Sub-Adviser.    The Board reviewed and considered the nature and extent of the investment management services to be provided by Martin Currie and APS under the Proposed Agreements. The Board also reviewed and considered the nature and extent of the non-investment management, administrative services to be provided by Martin Currie and APS under the Proposed Agreements. The Board determined that Martin Currie and APS appeared to be capable of providing the Fund with investment management and administrative services of above average quality.

25

OTHER INFORMATION (unaudited) (continued)

Performance, Fees and Expenses of the Fund.    The Board noted that Martin Currie had only been providing services to the Fund for a short period and APS has been doing so for less than two months, therefore, that there were limitations on the Board’s ability to evaluate the performance of Martin Currie and APS in managing the Fund. Based, however, on the performance of Martin Currie and APS in managing other products, the Board concluded that there was reason to believe that Martin Currie and APS could achieve above average performance over the long term in managing the Fund. The Board also noted that other expenses of the Fund were not expected to increase as a result of the retention of Martin Currie and APS.

Economies of Scale.    The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Proposed Agreements declines as the Fund’s assets grow.

Other Benefits of the Relationship.    The Board considered whether there were other benefits that Martin Currie, APS and their affiliates may derive from their relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser and Sub-Adviser.    The Board considered whether Martin Currie and APS are financially sound and have the resources necessary to perform their obligations under the Proposed Agreements, noting that each of Martin Currie and APS appear to have the financial resources necessary to fulfill its obligations under the Proposed Agreements.

General Conclusions.    After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreements. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

26

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the shareholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York

27

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair

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SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

P.O. Box 5049

Boston, MA

1-877-864-5056

www.thetaiwanfund.com

INVESTMENT ADVISER AND SUB-ADVISER

Martin Currie, Inc.

Edinburgh, Scotland

APS Asset Management Pte Ltd.

Singapore

DIRECTORS AND OFFICERS

Joe O. Rogers, Chairman of the Board and Director

Bing Shen, Director

Michael Holland, Director

M. Christopher Canavan, Jr., Director

Anthony Kai Yiu Lo, Director

Jamie Skinner, President

Cynthia Morse-Griffin, Treasurer

Richard F. Cook, Jr., Chief Compliance Officer

Tracie A. Coop, Secretary

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company

Boston, MA

CUSTODIAN

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.

Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP

New York, NY

Lee and Li

Taipei, Taiwan

SHAREHOLDER AGENT

AST Fund Solutions, LLC

New York, NY

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of November 10, 2011, the portfolio managers of the registrant are:

Wong Kok Hoi

Chairman & Chief Investment Officer

Portfolio manager

Investment experience: 30 years

Kok Hoi is the Founder, Executive Chairman and Chief Investment Officer of APS Asset Management Pte Ltd (“APS”). He has 30 years of investment experience in Asian Pacific equity markets. Prior to the setting up of APS, Kok Hoi worked as Senior Investment Officer, Asia Pacific Equities Department, of the Government of Singapore Investment Corporation (GIC) from 1981 to 1985. He then joined Citicorp Investment Management HK as Vice-President and was promoted to CIO of Cititrust, Japan. Kok Hoi, a Japan Mombusho scholar, obtained his B. Commerce (Honors) degree from Hitotsubashi University. He also attended the Harvard University’s Investment Appraisal and Management Program and is a CFA Holder.

James Liu

Deputy Chairman & Deputy Chief Investment Officer

Portfolio manager

Investment experience: 20 years

James is the Deputy Chairman and Deputy CIO of APS, in charge of China and Greater China markets. He is also the CIO of APS’ affiliated China products. Prior to joining APS in Jan 1996, he was senior manager at Shanghai International Securities, the then largest stock broking firm and investment bank in China. He has 20 years of investment experience in Greater China markets and has successfully managed money in the last 10 years. The APS China A Share Fund he has been managing is the consecutive winner of “Best of Best China Equity” Performance Award by Asia Asset Management.

(a)(2)

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Wong Kok Hoi

As of 31st March 2012, Mr. Wong managed 5 mutual funds with a total of approximately US$372 million in assets; 0 pooled investment vehicles other than mutual funds with a total of approximately US$0 million in assets; and 5 other accounts with a total of approximately US$210 million in assets.

Of these other pooled investment vehicles, 0 vehicles with a total of approximately US$0 million in assets, had performance based fees.

Of these other accounts, 1 accounts with a total of approximately US$153 million in assets, had performance based fees.

James Liu

As of 31st March 2012, Mr. Liu managed 5 mutual funds with a total of approximately US$610 million in assets; 0 pooled investment vehicles other than mutual funds with a total of approximately US$0 million in assets; and 2 other accounts with a total of approximately US$449 million in assets.

Of these other pooled investment vehicles, 0 vehicles with a total of approximately US$0 million in assets, had performance based fees.

Of these other accounts, 1 accounts with a total of approximately US$138 million in assets, had performance based fees.

Conflicts of Interest:

Equitable treatment of client monies is a fundamental principle of APS’s investment management business. APS believe that the management of potential conflicts of interest is germane to the business, regardless of their client mix and fund types.

Wong Kok Hoi’s and James Liu’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. APS has a robust code of practice and strong compliance methodology to demonstrate effective conflict management wherever it could arise. APS believes that sufficient controls, policies and systems are in place to address such conflicts.

APS’s suite of compliance and investment policies address all practices within the company that could cause conflicts of interest across all client funds. APS has policies, systems and controls in place to identify potential conflicts between itself and its clients, as well as between one client and another, to achieve consistent treatment of conflicts of interest throughout its business. It aims to manage any conflicts of interest that may arise and to ensure, as far as practicable, that such conflicts do not adversely affect the interests of its clients.

APS reviews its conflict of interest policies at least annually and will notify clients of any material changes, as and when they occur.

Martin Currie Inc. (“Martin Currie”) also has its own conflict on interest policies. A service level agreement between Martin Currie and APS define the responsibilities and reporting on any conflicts of interest between parties.

Compensation:

Wong Kok Hoi and James Liu are paid basic wages. An additional element can be included via a performance bonus and stock options.

The portfolio managers’ yearly bonus is determined by performance and contains several components including individual investment performance, qualitative factors of the individual, APS’s profitability and the product’s profitability. An outstanding portfolio manager may earn a bonus of up to 36 months (calculated as monthly base salary multiplied by 36.) This bonus quantum has the ability to reach 50 months for exceptional performance. To minimize the risk that portfolio managers may take on higher risks in their portfolios to enhance individual performance, there is a three-year claw-back agreement for bonuses. Further, only one-third of the bonus is paid in the current year that the bonus is earned while the remaining two-thirds is to be paid and is dependent on the individual’s returns and performance for the next two years.

Every year, options amounting to 1% of capital may be granted to employees.

4

Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of April 16, 2012.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Wong Kok Hoi	$0
James Liu	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date: May 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date: May 4, 2012

By:	/s/ Cynthia Morse-Griffin
Cynthia Morse-Griffin
Treasurer of The Taiwan Fund, Inc.

Date: May 4, 2012

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